UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2017

FEDERAL STREET ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38153	82-0908890
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

100 Federal Street, 35th Floor
Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 227-1050
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On July 24, 2017, Federal Street Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 46,000,000 units (the “Units”), including the issuance of 6,000,000 Units as a result of the underwriters’ exercise of their over-allotment option.  Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-half of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $460,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 14,950,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, FS Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $14,950,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $460,000,000, comprised of $450,800,000 of the proceeds from the IPO, including approximately $16,100,000 of the underwriters’ deferred discount, and $9,200,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.  Except with respect to interest earned on the funds in the trust account that may be released to the Company to fund its working capital requirements, subject to an annual limit of $750,000, and/or to pay its franchise and income taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company registration statement (File No. 333-218858):

•                                          A Warrant Agreement, dated July 18, 2017, between the Company and Continental Stock Transfer & Trust Company.

•                                          An Investment Management Trust Agreement, dated July 18, 2017, between the Company and Continental Stock Transfer & Trust Company.

•                                          A Registration Rights Agreement, dated July 18, 2017, among the Company, FS Sponsor LLC and certain other security holders named therein.

•                                          A Sponsor Warrants Purchase Agreement, dated July 18, 2017, between the Company and FS Sponsor LLC.

•                                          An Administrative Services Agreement, dated July 18, 2017, between the Company and FS Sponsor LLC.

•                                          A Letter Agreement, dated July 18, 2017, among the Company, its officers and directors and FS Sponsor LLC.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Michael A. Bell.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Gary L. Gottlieb.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Paul M. Montrone.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Henry A. McKinnell.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Scott M. Sperling.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Kent R. Weldon.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Charles P. Holden.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Arthur G. McAleer.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Shari H. Wolkon.

•                                          An Indemnity Agreement, dated July 18, 2017, between the Company and Michael P. Borom.

On July 18, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On July 24, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the exercise of the underwriters’ over-allotment option.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
4.1	Warrant Agreement, dated July 18, 2017, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated July 18, 2017, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated July 18, 2017, among the Company, FS Sponsor LLC and certain other security holders named therein.

10.3	Sponsor Warrants Purchase Agreement, dated July 18, 2017, between the Company and FS Sponsor LLC.

10.4	Administrative Services Agreement, dated July 18, 2017, between the Company and FS Sponsor LLC.

10.5	Letter Agreement, dated July 18, 2017, among the Company, its officers and directors and FS Sponsor LLC.

10.6	Indemnity Agreement, dated July 18, 2017, between the Company and Michael A. Bell.

10.7	Indemnity Agreement, dated July 18, 2017, between the Company and Gary L. Gottlieb.

10.8	Indemnity Agreement, dated July 18, 2017, between the Company and Paul M. Montrone.

10.9	Indemnity Agreement, dated July 18, 2017, between the Company and Henry A. McKinnell.

10.10	Indemnity Agreement, dated July 18, 2017, between the Company and Scott M. Sperling.

10.11	Indemnity Agreement, dated July 18, 2017, between the Company and Kent R. Weldon.

10.12	Indemnity Agreement, dated July 18, 2017, between the Company and Charles P. Holden.

10.13	Indemnity Agreement, dated July 18, 2017, between the Company and Arthur G. McAleer.

10.14	Indemnity Agreement, dated July 18, 2017, between the Company and Shari H. Wolkon.

10.15	Indemnity Agreement, dated July 18, 2017, between the Company and Michael P. Borom.

99.1	Press Release, dated July 18, 2017.

99.2	Press Release, dated July 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Street Acquisition Corp.

Date: July 24, 2017	By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
4.1	Warrant Agreement, dated July 18, 2017, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated July 18, 2017, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated July 18, 2017, among the Company, FS Sponsor LLC and certain other security holders named therein.

10.3	Sponsor Warrants Purchase Agreement, dated July 18, 2017, between the Company and FS Sponsor LLC.

10.4	Administrative Services Agreement, dated July 18, 2017, between the Company and FS Sponsor LLC.

10.5	Letter Agreement, dated July 18, 2017, among the Company, its officers and directors and FS Sponsor LLC.

10.6	Indemnity Agreement, dated July 18, 2017, between the Company and Michael A. Bell.

10.7	Indemnity Agreement, dated July 18, 2017, between the Company and Gary L. Gottlieb.

10.8	Indemnity Agreement, dated July 18, 2017, between the Company and Paul M. Montrone.

10.9	Indemnity Agreement, dated July 18, 2017, between the Company and Henry A. McKinnell.

10.10	Indemnity Agreement, dated July 18, 2017, between the Company and Scott M. Sperling.

10.11	Indemnity Agreement, dated July 18, 2017, between the Company and Kent R. Weldon.

10.12	Indemnity Agreement, dated July 18, 2017, between the Company and Charles P. Holden.

10.13	Indemnity Agreement, dated July 18, 2017, between the Company and Arthur G. McAleer.

10.14	Indemnity Agreement, dated July 18, 2017, between the Company and Shari H. Wolkon.

10.15	Indemnity Agreement, dated July 18, 2017, between the Company and Michael P. Borom.

99.1	Press Release, dated July 18, 2017.

99.2	Press Release, dated July 24, 2017.